UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2018

CVS HEALTH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01011	05-0494040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive Woonsocket, Rhode Island	02895
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 26, 2018, CVS Health Corporation, a Delaware corporation (“CVS Health”), entered into a 364-Day Bridge Term Loan Agreement (the “Bridge Term Loan Agreement”) with the lenders party thereto and Barclays Bank PLC, as administrative agent, to document its bridge facility previously described in the Current Report on Form 8-K filed by CVS Health with the Securities and Exchange Commission (the “SEC”) on December 5, 2017 (the “December 5 Current Report”). The Bridge Term Loan Agreement provides for total commitments in an aggregate principal amount of $4.0 billion. The Bridge Term Loan Agreement was entered into in connection with the previously announced proposed merger (the “Merger”) of a wholly-owned subsidiary of CVS Health with Aetna Inc., a Pennsylvania corporation (“Aetna”), pursuant to the Agreement and Plan of Merger, dated as of December 3, 2017 (the “Merger Agreement”), among CVS Health, Aetna and Hudson Merger Sub Corp., a Pennsylvania corporation and a wholly-owned subsidiary of CVS Health, described in the December 5 Current Report.

The lenders party to the Bridge Term Loan Agreement will be obligated to make loans under the Bridge Term Loan Agreement upon the written request of CVS Health following the satisfaction or waiver of certain conditions, including but not limited to: (i) the occurrence of the “Effective Date” (which requires the satisfaction or waiver of specified conditions precedent, including, without limitation, the delivery of certain certificates, organizational documents and opinions); (ii) the consummation of the Merger concurrently or substantially concurrently with the making and the funding of the loans under the Bridge Term Loan Agreement in all material respects in accordance with the terms of the Merger Agreement; (ii) the absence of a material adverse effect change with respect to Aetna since December 3, 2017; (iii) the truth and accuracy in all material respects of the Target Representations and the Specified Representations (each as defined in the Bridge Term Loan Agreement); (iv) the absence of specified events of default, (v) the receipt of certain certificates; and (vi) the receipt of certain financial statements. The Effective Date under the Bridge Term Loan Agreement occurred on October 26, 2018.

The bridge facility under the Bridge Term Loan Agreement will be unsecured and does not amortize. Any borrowings under the bridge facility will mature and be payable on the date that is 364 days after the date on which lenders are obligated to make loans under the Bridge Term Loan Agreement.

Any borrowings under the Bridge Term Loan Agreement will bear interest at a rate per annum equal to, at the option of CVS Health, either the Eurodollar rate or the base rate, plus, in each case, an applicable margin that will depend on the credit ratings by each of Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) of CVS Health’s senior unsecured debt non-credit enhanced long-term indebtedness for borrowed money, as set forth in the Bridge Term Loan Agreement. The Eurodollar rate will be an interest rate per annum equal to the London Interbank Offered Rate for the applicable interest rate multiplied by the statutory reserve rate. The base rate will be, for any day, a fluctuating rate per annum equal to the highest of (i) the rate last quoted by The Wall Street Journal as the “prime rate” or, if The Wall Street Journal ceases to quote such rate, the highest rate per annum published by the Federal Reserve Board as the “bank prime loan” rate or, if such rate is no longer quoted, any similar release by the Federal Reserve Board, (ii) the Federal Funds effective rate plus 1/2 of 1.0% and (iii) the one-month reserve adjusted Eurodollar Rate plus 1.0%. The Bridge Term Loan Agreement provides for an increase in the applicable margin on the 90th day, the 180th day and the 270th day after the date of the consummation of the Merger (the “Closing Date”).

Each lender under the Bridge Term Loan Agreement is entitled to (i) a commitment fee, payable on the date on which the commitment terminates, at a rate that will depend on the credit ratings by each of S&P and Moody’s of CVS Health, as set forth in the Bridge Term Loan Agreement, on the undrawn and available commitment of that lender (as determined on a daily basis), and (ii) if borrowings occur, a duration fee, payable on the 90th day, the 180th day and the 270th day after the Closing Date, at a rate specified in the Bridge Term Loan Agreement, which rate increases on each such payment date, on the aggregate principal amount of the loans of such lender outstanding under the bridge facility at the close of business on the applicable payment date.

The Bridge Term Loan Agreement includes provisions relating to (i) the reduction of commitments, or mandatory prepayment of any borrowings, under the bridge facility upon receipt by CVS Health or any of its subsidiaries of net cash proceeds arising from any debt issuance, equity issuance or asset sale, in each case, subject to certain exclusions set forth in the Bridge Term Loan Agreement, and (ii) the reduction of the commitments under the bridge facility by the amount of any committed principal amount under any qualifying term loan agreement entered into by CVS Health or any of its subsidiaries.

The Bridge Term Loan Agreement contains certain covenants, including limitations on liens; dispositions; mergers or consolidations; acquisitions; restricted payments; limitation on upstream dividends by subsidiaries; and limitation on negative pledges. In addition, the Bridge Term Loan Agreement limits the ratio of CVS Health’s consolidated indebtedness to total capitalization debt to a maximum of 0.65 to 1.0; provided that until the earlier of (i) the occurrence of the Closing Date and (ii) the date that is 30 days following the termination of the Merger Agreement in accordance with its terms, consolidated indebtedness and total capitalization shall each be calculated exclusive of any indebtedness not exceeding $49.0 billion issued or borrowed by CVS Health for the purpose of financing the Merger (including all of the transaction costs, fees, commissions and expenses in connection therewith) and which is redeemable or prepayable if the Merger is not consummated. The Bridge Term Loan Agreement also includes a covenant restricting the incurrence of debt by CVS Health’s subsidiaries to up to 15% of net tangible assets. In determining compliance with such test, (i) any indebtedness of Aetna and its subsidiaries existing as of the closing date under the Bridge Term Loan Agreement (other than any increase, refinancing or replacement thereof) (the “Aetna Existing Indebtedness”) shall be excluded from indebtedness, and (ii) indebtedness that may be incurred by all of CVS Health’s subsidiaries (excluding the Aetna Existing Indebtedness and other indebtedness under capital leases incurred in connection with a sale and leaseback transaction) may not exceed $900.0 million in the aggregate, in each case, until such date as CVS Health shall be in compliance with such test without giving effect to the exclusion in clause (i) above.

The Bridge Term Loan Agreement contains customary events of default, such as non-payment of obligations under the Bridge Term Loan Agreement, violation of affirmative or negative covenants, material inaccuracy of representations, non-payment of other material debt, bankruptcy or insolvency, ERISA and judgment defaults and change of control.

The foregoing description of the Bridge Term Loan Agreement is summary in nature and is qualified in its entirety by reference to the Bridge Term Loan Agreement, a copy of which is filed hereto as Exhibit 10.1, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	364-Day Bridge Term Loan Agreement, dated October 26, 2018, by and among CVS Health Corporation, Barclays Bank PLC, as administrative agent, and the lenders party thereto.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the transaction, CVS Health filed a registration statement on Form S-4 with the Securities and SEC, which includes a joint proxy statement of CVS Health and Aetna that also constitutes a prospectus of CVS Health. The registration statement was declared effective by the SEC on February 9, 2018 (the “Registration Statement”), and CVS Health and Aetna commenced mailing the definitive joint proxy statement/prospectus to stockholders of CVS Health and shareholders of Aetna on or about February 12, 2018 (the “Joint Proxy Statement/Prospectus”) and the special meeting of the stockholders of CVS Health and the shareholders of Aetna was held on March 13, 2018. INVESTORS AND SECURITY HOLDERS OF CVS HEALTH AND AETNA ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus and other documents filed with the SEC by CVS Health or Aetna through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CVS Health are available free of charge within the Investors section of CVS Health’s Web site at http://www.cvshealth.com/investors or by contacting CVS Health’s Investor Relations Department at 800-201-0938. Copies of the documents filed with the SEC by Aetna are available free of charge on Aetna’s internet website at http://www.Aetna.com or by contacting Aetna’s Investor Relations Department at 860-273-0896.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 (the “Reform Act”) provides a safe harbor for forward-looking statements made by or on behalf of CVS Health Corporation (“CVS Health”) or Aetna, Inc. (“Aetna”).    This communication may contain forward-looking statements within the meaning of the Reform Act. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “evaluate,” “expect,” “explore,” “forecast,” “guidance,” “intend,” “likely,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “probable,” “project,” “seek,” “should,” “view,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond CVS Health’s and Aetna’s control.

Statements in this communication regarding CVS Health and Aetna that are forward-looking, including CVS Health’s and Aetna’s projections as to the closing date of the transactions contemplated by the Agreement and Plan of Merger, dated as of December 3, 2017 (“Merger Agreement”), among CVS Health, Aetna and Hudson Merger Sub Corp., a wholly-owned subsidiary of CVS Health (the “transaction”), the extent of, and the time necessary to obtain, the regulatory approvals required for the transaction, the anticipated benefits of the transaction, the impact of the transaction on CVS Health’s and Aetna’s businesses, the expected terms and scope of the expected financing for the transaction, the ownership percentages of CVS Health’s common stock of CVS Health stockholders and Aetna shareholders at closing, the aggregate amount of indebtedness of CVS Health following the closing of the transaction, CVS Health’s expectations regarding debt repayment and its debt to capital ratio following the closing of the transaction, CVS Health’s and Aetna’s respective share repurchase programs and ability and intent to declare future dividend payments, the number of prescriptions used by people served by the combined companies’ pharmacy benefit business, the synergies from the transaction, and CVS Health’s, Aetna’s and/or the combined company’s future operating results, are based on CVS Health’s and Aetna’s managements’ estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond their control. In particular, projected financial information for the combined businesses of CVS Health and Aetna is based on estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of CVS Health and Aetna. Important risk factors related to the transaction could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the proposed transaction; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the risk that a condition to the closing of the proposed transaction may not be satisfied; the outcome of litigation related to the transaction; the ability to achieve the synergies and value creation contemplated; CVS Health’s ability to promptly and effectively integrate Aetna’s businesses; and the diversion of and attention of management of both CVS Health and Aetna on transaction-related issues.

In addition, this communication may contain forward-looking statements regarding CVS Health’s or Aetna’s respective businesses, financial condition and results of operations. These forward-looking statements also involve risks, uncertainties and assumptions, some of which may not be presently known to CVS Health or Aetna or that they currently believe to be immaterial also may cause CVS Health’s or Aetna’s actual results to differ materially from those expressed in the forward-looking statements, adversely impact their respective businesses, CVS Health’s ability to complete the transaction and/or CVS Health’s ability to realize the expected benefits from the transaction. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the transaction and/or CVS Health or Aetna, CVS Health’s ability to successfully complete the transaction and/or realize the expected benefits from the transaction. Additional information concerning these risks, uncertainties and assumptions can be found in CVS Health’s and Aetna’s respective filings with the SEC, including the risk factors discussed in “Item 1.A. Risk Factors” in CVS Health’s and Aetna’s most recent Annual Reports on Form 10-K, as updated by their Quarterly Reports on Form 10-Q and future filings with the SEC.

You are cautioned not to place undue reliance on any CVS Health’s and Aetna’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Neither CVS Health nor Aetna assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS Health Corporation

Date: October 26, 2018	By:	/s/ Colleen M. McIntosh
Colleen M. McIntosh
Senior Vice President, Corporate Secretary and Assistant General Counsel